                                                                    Exhibit 10.2


                           SOFTWARE LICENSE AGREEMENT
                           --------------------------


          THIS SOFTWARE LICENSE AGREEMENT (this "Agreement") is entered into as
                                                -----------
of ___________, 1996, between Integrated Payment Systems Inc., a Delaware corporation ("IPS"), and MoneyGram Payment Systems, Inc., a Delaware corporation
             -----
(the "Company").
     ---------

          WHEREAS, IPS, First Data Technologies, Inc., a Delaware corporation ("FDT"), and the Company are parties to the Operations Agreement dated as of the date hereof (the "Operations Agreement"), pursuant to which IPS and FDT provide,
                 ----------------------
inter alia, certain data processing services to the Company; and
----- ----

          WHEREAS, IPS wishes to grant to the Company a license to use certain IPS Application Software (as hereafter defined) on the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and mutual covenants, representations, conditions and agreements hereafter expressed, the Parties (as hereafter defined) agree as follows:

         1. Definitions. In this Agreement, unless the context shall otherwise require, the capitalized terms used herein shall have the respective meanings specified or referred to in this Section 1. Each agreement referred to in this
                                 ----------
Agreement shall mean such agreement as amended, supplemented and modified from time to time to the extent permitted by the applicable provisions thereof and hereof. Each definition in this Agreement includes the singular and the plural, and reference to the neuter gender includes the masculine and feminine where appropriate. References to any statute or regulations means such statute or regulations as amended at the time and include any successor legislation or regulations. The headings to the sections hereof are for convenience of reference and shall not affect the meaning or interpretation of this Agreement. Except as otherwise stated, reference to Sections and Exhibits means the Sections and Exhibits of this Agreement. The Exhibits are hereby incorporated by reference into and shall be deemed a part of this Agreement. Unless the context clearly indicates otherwise, the word "including" means "including but not limited to".

          "Affiliate" means, with respect to any Person, any other Person which,
          -----------
directly or indirectly, controls, is

                                                                    CONFIDENTIAL

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controlled by or is under common control with such Person; provided, however,
                                                           --------  -------
that IPS and its Affiliates shall not be deemed Affiliates of the Company and the Company and its Affiliates shall not be deemed Affiliates of IPS.

          "Agreement" shall have the meaning set forth in the first paragraph
          -----------
hereof.

          "Business" means the Consumer Money Wire Transfer Services marketed
          ----------
under the name "MoneyGram."

          "Company" shall have the meaning set forth in the first paragraph of
          ---------
this Agreement.

          "Consequential Damages" means any liability, Loss, Expense or damage,
          -----------------------
whether in an action arising out of breach of warranty, breach of contract, delay, negligence, theory of tort, strict liability or other legal or equitable theory, for indirect, special, reliance, incidental, punitive or consequential damages or commercial loss, injury or damage, including loss of revenues, profits or use of capital or production.

          "Consumer Money Wire Transfer Services" means the service of
          ---------------------------------------
transferring the right to money using computer or telephone lines, or any technology now existing or later developed, from one person through the location of a MoneyGram Agent to a different person physically present at the location of a different MoneyGram Agent and the services marketed under the phrases "Express Payment" and "Cash Advance".

          "Costs" means all direct costs, expenses and charges plus all indirect
          -------
costs, expenses and charges, excluding allocations of overhead.

          "Dispute" means any and all disputes, controversies or claims between
          ---------
the Parties arising from or in connection with this Agreement or the relationship of the Parties whether based on contract, tort, common law, equity, statute, regulation, order or otherwise.

          "Expenses" means any and all reasonable expenses incurred in
          ----------
connection with investigating, defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including court filing fees, court costs, witness fees and reasonable fees and disbursements of legal counsel, investigators, expert witnesses, accountants and other professionals).

          "FDT" shall have the meaning set forth in the first recital to this
          -----
Agreement.

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

          "Force Majeure Event" shall have the meaning specified in Section
          ---------------------
11(c).

          "Governmental Body" means any foreign, federal, state, local or
          -------------------
other governmental authority or regulatory body.

          "Intellectual Property" means any United States patent, trademark,
          -----------------------
service mark, trade dress, logo, trade name, copy right, mask work, trade secret, confidential information, publicity and privacy rights or other similar or related property right.

          "IPS" shall have the meaning set forth in the first paragraph of this
          -----
Agreement.

          "IPS Application Software" means the application software owned by or
          --------------------------
licensed to IPS or its Affiliates used in the Business, together with the documentation (if any) relating thereto as described on Exhibit A.
                                                        ---------

          "Losses" means any and all losses, Costs, obligations, liabilities,
          --------
settlement payments, awards, judgments, fines, penalties, damages, deficiencies or other charges.

          "MoneyGram Agent" means a Person that has contracted with Travel
          -----------------
Related Services, IPS or the Company, as the case may be, to provide the Consumer Money Wire Transfer Services provided by the Business.

          "Operations Agreement" shall have the meaning set forth in the first
          ----------------------
recital to this Agreement.

          "Party" means a party to this Agreement and its permitted successors
          -------
and assigns.

          "Person" means any individual, corporation, partnership, limited
          --------
liability company, joint venture, association, joint-stock company, trust, unincorporated organization or Governmental Body.

          "Requirements of Law" means any foreign, federal, state and local
          ---------------------
laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any Governmental Body.

                                                                    CONFIDENTIAL

          "Services" shall have the meaning set forth in Section 5.
          ----------                                     ---------

          "Travel Related Services" means American Express Travel Related
          -------------------------
Services Company, Inc., a New York corporation.

          2.  License Grant.
              -------------

          (a)  IPS Application Software. IPS hereby grants to the Company a
               ------------------------
     perpetual, assignable, nonexclusive, royalty-free license to use the IPS Application Software only for the data processing requirements of the Company relating to the Business, including the data processing services provided by IPS and its Affiliates to the Company under the Operations Agreement (the "Data Processing Services"); provided, however, that the
                    --------------------------   --------- --------
     Company shall be permitted to reproduce and modify the IPS Application Software upon (i) the termination of all of the Data Processing Services, whether as a result of the termination of the Operations Agreement in whole or in part, and (ii) the Parties having executed and delivered an amendment to Exhibit A, in form and substance reasonably acceptable to each Party,
        ----------
     which amendment shall set forth a description of the IPS Application Software as of the date of such amendment.

          (b)  Reservation.  All right, title and interest in and to the IPS
               ------------
     Application Software, other than those rights expressly granted herein, shall remain in IPS and its licensors. In no event may the Company use the IPS Application Software (or any modifications thereto) other than in connection with the Business.

          (c)  Expansion of Licenses.  Upon the written request of the Company,
               ---------------------
     IPS will negotiate in good faith an amendment to this Agreement that would effect an expansion of the permitted uses of the license granted under this
     Section 2 that would allow the Company to offer, and MoneyGram Agents to
     ---------
     process transactions for, (i) a money order product offered by the Company in the names of IPS, as the entity licensed to offer such a product under applicable laws, and the Company and (ii) at such time as the Company has obtained licenses necessary under applicable laws to offer such product in its own name, a money order product offered by the Company in the name of the Company, in each case, so long as IPS or its Affiliates provide the data processing services to the Company for such products, all upon such terms and conditions, including royalties, to be agreed upon by IPS and the Company.

                                                                    CONFIDENTIAL

          (d)  Assignment.  The Company may assign any of its rights under this
               ----------
     Agreement (whether by operation of law or otherwise), including the license granted pursuant to this Section 2, in accordance with the provisions of
                              ---------
     Section 11(e).
     -------------

          (e)  Company Covenants.  The Company hereby agrees that it will use
               -----------------
reasonable efforts to cause any licensee, sublicensee or assignee with respect to the IPS Application Software licensed to the Company pursuant to this Agreement to comply with the terms and conditions of this Agreement.

          3.  Delivery of Software.  IPS shall deliver to the Company the IPS
              --------------------
Application Software in the manner and in accordance with the time frame set forth on Exhibit B.
         ---------

          4.  Ownership (and Distribution) of Software and Modifications Thereto
              ------------------------------------------------------------------
Developed by the Company.  As between the Company and IPS, the Parties
------------------------
acknowledge and agree that IPS and its licensors shall own all right, title and interest in and to the IPS Application Software. Subject to such ownership rights in the IPS Application Software, as between IPS and its licensors and the Company, the Company shall own all right, title and interest in and to all modifications it creates to the IPS Application Software. The Company covenants and agrees that it shall use such modifications only in connection with the IPS Application Software and only in connection with the Business or any other permitted uses in accordance with Section 2(c).
                                  ------------

          5.  Transition Responsibilities.
              ---------------------------

          (a)  Services.  IPS or its Affiliates shall provide the Company with
               --------
     up to 80 hours of training relating to the IPS Application Software (the "Services") during the period beginning on the date of the notice delivered
     ----------
     by the Company to IPS under the Operations Agreement setting forth the Company's intent to terminate all of the Data Processing Services and ending 30 days after the date of the amendment contemplated by Section
                                                                    -------
     2(a).
     ----

          (b)  No Other Services.   Except as contemplated by Section 5(a), IPS
               -----------------                              ------------
     shall have no responsibility to update, maintain or support the IPS Application Software.

          6.  Representations and Warranties; Disclaimers.
              --------------------------------------------
          (a) By IPS. IPS represents and warrants to the Company that: (i) IPS
              ------
     has all right, power and authority to enter into and perform its obligations set forth in this Agreement in accordance with its terms without the consent

                                                                    CONFIDENTIAL
of any third Person; (ii) the IPS Application Software as delivered to the Company will not infringe or violate any Intellectual Property of any third Person; (iii) all Services provided herein shall be provided in a professional and workmanlike manner.

          (b)  By the Company.  The Company represents and warrants to IPS that
               --------------
     the Company has all right, power and authority to enter into and perform its obligations set forth in this Agreement in accordance with its terms without the consent of any third Person.

          (c)  No Other Warranties; Disclaimer.  EXCEPT FOR THE EXPRESS
               -------------------------------
     WARRANTIES SET FORTH HEREIN, THE IPS APPLICATION SOFTWARE AND THE SERVICES PROVIDED TO THE COMPANY HEREUNDER ARE PROVIDED ON AN "AS-IS" BASIS WITHOUT ANY REPRESENTATION OR WARRANTY OF ANY KIND WHATSOEVER. EXCEPT AS SET FORTH HEREIN OR IN ANY OTHER AGREEMENT TO WHICH IPS AND THE COMPANY ARE PARTIES, IPS MAKES NO REPRESENTATIONS OR WARRAN TIES, EXPRESS OR IMPLIED, TO THE COMPANY OR ANY OTHER PERSON, INCLUDING ANY WARRANTIES REGARDING THE MERCHANTABILITY, SUITABILITY, ORIGINALITY, FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE (IRRESPECTIVE OF ANY PREVIOUS COURSE OF DEALINGS BETWEEN THE PARTIES OR CUSTOM OR USAGE OF TRADE), OR RESULTS TO BE DERIVED FROM THE USE OF THE SOFTWARE OR THE SERVICES PROVIDED HEREUNDER.

          7.  Disclaimer of Liability.  NOTWITHSTANDING ANY OTHER PROVISION TO
              -----------------------
THE CONTRARY SET FORTH IN THIS AGREEMENT, IN NO EVENT SHALL IPS, ANY OF ITS AFFILIATES, OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR SUBCONTRACTORS BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES UNDER THIS AGREEMENT, WHICH ARE HEREBY EXCLUDED BY AGREEMENT OF THE PARTIES REGARDLESS OF WHETHER EITHER PARTY OR ANY OTHER SUCH PERSON HAS BEEN ADVISED, OR COULD HAVE FORESEEN, OF THE POSSIBILITY OF SUCH DAMAGES. THE FOREGOING REPRESENTS AN EXPRESS ALLOCATION OF RISK BETWEEN THE PARTIES.

          8.  Indemnification.
              ---------------

          (a)  Indemnification by IPS.  Subject to Section 9, IPS shall
               ----------------------              ---------
     indemnify and hold the Company harmless against any and all Losses and Expenses arising out of or related to (i) the breach of any warranty or the inaccuracy of any representation of IPS contained in this Agreement, (ii) the breach by IPS of any of its covenants in this Agreement or (iii) any claim that the Company's use or possession of the IPS Application Software or the license granted hereunder, infringes or violates the Intellectual Property of any third Person. If a final injunction is obtained against the

                                                                    CONFIDENTIAL

Company's use of the IPS Application Software by reason of such infringement, or if in IPS' opinion the IPS Application Software is likely to become the subject of a claim for such infringement, IPS shall, at its sole option and expense: (i) procure for the Company the right to continue using the IPS Application Software, or any portion thereof, in the manner permitted hereunder; or (ii) replace or modify the IPS Application Software, or any portion thereof, so that it becomes noninfringing.

     (b) Indemnification by the Company. Subject to Section 9, the Company shall
         ------------------------------             ---------
indemnify and hold IPS and its Affiliates harmless against any and all Losses and Expenses arising out of or related to the breach by the Company of any of its covenants in this Agreement.

     (c) Limitation of Indemnification Obligations. Notwithstanding anything to
         -----------------------------------------
the contrary set forth in this Agreement: (i) the remedies in Section 8(a) shall
                                                              ------------
be the Company's sole remedies in the event of a successful claim of Intellectual Property infringement; and (ii) IPS shall have no liability to the Company under this Section 8 if (1) any infringement is based upon the Company's
                   ---------
use of the IPS Application Software in combination with any software not furnished by IPS, (2) the IPS Application Software is used in a manner for which it is not designed or permitted here under or (3) the infringement is based upon modifications of the IPS Application Software made by or for the Company.

     (d) Procedure. IPS or the Company, as the case may be (the "Indemnifying
         ---------                                              -------------
Party"), shall indemnify the indemnified party under this Section 8 (the
------                                                    ---------
"Indemnified Party") as set forth in this Section 8 provided that: (i) the
-------------------                       ---------
Indemnified Party promptly notifies the Indemnifying Party in writing of the claim; (ii) the Indemnifying Party has sole control of the defense and all related settlement negotiations with respect to the claim, provided, however,
                                                           --------- --------
that the Indemnified Party has the right, but not the obligation, to participate in the defense of any such claim or action through counsel of its own choosing and at it's sole expense; and (iii) the Indemnified Party cooperates fully to the extent reasonably necessary, and executes all documents reasonably necessary for the defense of such claim.

     9. Dispute Resolution. Any Dispute shall be resolved in accordance with
        ------------------
Article 11 of the Operations Agreement, the provisions of which are incorporated herein by reference.

                                                                    CONFIDENTIAL
                                       7

     10.  Term and Termination.
          --------------------

     (a)  Term.  Notwithstanding anything to the contrary set forth herein, this
          ----
Agreement (and the license granted herein) shall continue unless terminated pursuant to Section 10(b).
            -------------

     (b)  Termination.  This Agreement (and the license granted herein) shall
          -----------
terminate if it is determined pursuant to the provisions referred in Section 9 that the Company has breached any of its material obligations under this Agreement which breach is not substantially cured within 45 days after such determination.

     (c)  Consequences of Termination.  Upon termination of this Agreement for
          ---------------------------
any reason: (i) the license granted to the Company shall immediately terminate and the Company shall cease use of the IPS Application Software and all modifications thereto; (ii) the Company shall promptly comply with the provisions of Section 7.1(c) of the Operations Agreement, the provisions of which are incorporated herein by reference, as they relate to Confidential Information (as defined in the Operations Agreement) of IPS obtained by the Company in connection with the performance by the Parties of their respective obligations hereunder, including Confidential Information related to the IPS Application Software; (iii) IPS shall be relieved of its obligations (if any) to provide Services to the Company; and (iv) all fees (if any) due IPS hereunder shall be immediately due and payable.

     11.  Miscellaneous.
          --------------

     (a)  Expenses.  Except as otherwise provided herein, each of the Parties
          --------
shall pay all Costs incurred by it or on its behalf in connection with its performance and compliance with all its obligations under this Agreement, including fees and expenses of its own financial consultants, accountants and counsel.

     (b)  Relationship of Parties.  IPS, in furnishing Services to the Company
          -----------------------
under this Agreement, is acting only as an independent contractor. Except as set forth in this Agreement, IPS does not and shall not undertake by this Agreement or otherwise to perform any obligation of the Company, whether regulatory or contractual, or assume any responsibility for the Company's business or operations. IPS has the sole and exclusive right and obligation to supervise, manage, contract, direct, procure, perform or

                                                                    CONFIDENTIAL
                                       8
cause to be performed, all work to be performed by IPS under this Agreement, unless otherwise provided herein.

     (c)  Force Majeure.  Each Party shall be excused from the performance of
          -------------
obligations (other than payment obligations) under this Agreement, for any period and to the extent that it is prevented, restricted or delayed from or interfered with in performing any of its obligations under this Agreement, in whole or in part, as a result of labor disputes, strikes, work stoppages or delays, acts of God, severe weather, failures or fluctuations in utilities or telecommunications equipment or service, shortages of materials or rationing, civil disturbance, acts of public enemies, blockade, embargo or any law, order, proclamation, regulation, ordinance or court order or requirement having legal effect of any judicial authority or Governmental Body, or any other act or omission whatsoever, whether similar or dissimilar to the foregoing, which are beyond the reasonable control of such Party (each, a "Force Majeure Event"), and
                                                     ---------------------
such nonperformance shall not be a breach or default under this Agreement, or a ground for termination of this Agreement. Each Party shall give the other Party immediate notice of any Force Majeure Event affecting the notifying Party's ability to perform under this Agreement and shall promptly update the other Party regarding the notifying Party's efforts to mitigate and resolve such Force Majeure Event.

     (d)  Entire Agreement.  This Agreement, including the Exhibits hereto, and
          ----------------
the Operations Agreement constitute the entire agreement among the Parties with regard to the subject matter hereof and thereof, and supersede all other prior agreements, understandings or discussions among the Parties concerning the subject matter hereof and thereof. This Agreement may not be amended or modified except in writing signed by an authorized representative of each Party.

                                       9                            CONFIDENTIAL

     (e)  Assignment.  Except as otherwise provided herein, the rights and
          -----------
obligations of both IPS and the Company under this Agreement are personal and not assignable, either voluntarily or by operation of law, without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, (i) IPS may assign its rights and delegate its duties and obligations hereunder to any of its Affiliates, provided
                                                                        --------
such Affiliate remains an Affiliate of IPS after such an assignment and that notwithstanding such assignment IPS shall remain primarily liable for all of its obligations hereunder; and (ii) the Company may assign all its rights and delegate its duties and obligations hereunder to any of its Affiliates or to any Person who purchases substantially all of the Business, provided the assignee
                                                        --------
agrees to be bound in writing to the terms and conditions set forth in this Agreement, and, notwithstanding such assignment, the Company shall remain primarily liable for all of its obligations hereunder. Subject to the foregoing, this Agreement shall extend to and be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns. Except as contemplated by Section 8 in respect of an Indemnified Party, nothing in this
                ---------
Agreement is intended to or shall be construed to confer upon any Person other than the Parties, and their respective successors and permitted assigns, any right, remedy or claim under or by reason of this Agreement.

     (f)  Notices.  All notices which any Party may be required or desire to
          --------
give to any other Party shall be in writing and shall be given by personal service, telecopy, registered mail or certified mail (or its equivalent) or overnight courier to the other Party at its respective address or telecopy telephone number set forth below. Mailed notices and notices by overnight courier shall be deemed to be given upon actual receipt by the Party to be notified. Notice delivered by telecopy shall be confirmed in writing by overnight courier and shall be deemed to be given upon actual receipt by the Party to be notified.

     In the case of IPS:

          Integrated Payment Systems Inc.
          6200 So. Quebec St., Suite 320AK
          Englewood, CO  80111
          Attention:  Brent Willing
          Telephone Number:  303-488-8190
          Telecopy Number:   303-488-8631

                                      10                          CONFIDENTIAL

     With a copy to:

          First Data Corporation
          2121 N. 117th Ave. NP 30
          Omaha, Nebraska  68164
          Attention:  General Counsel
          Telephone Number: 402-498-4085
          Telecopy Number:  402-498-4123

     In the case of the Company:

          MoneyGram Payment Systems, Inc.
          7401 West Mansfield Ave.
          Lakewood, Colorado  80235
          Attention: Chief Executive Officer
          Telephone Number: 303-716-6800
          Telecopy Number:  303-716-6997

     With a copy to:

          MoneyGram Payment Systems, Inc.
          7401 West Mansfield Ave.
          Lakewood, Colorado  80235
          Attention: General Counsel
          Telephone Number: 303-716-6800
          Telecopy Number:  303-716-6997

A Party may from time to time change its address for notification purposes by giving the other Party prior written notice of the new address and the date upon which it shall become effective.

     (g)  Counterparts.  This Agreement may be executed in several counterparts,
          -------------
each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     (h)  Governing Law.  Subject to the provisions referenced in Section 9,
          --------------
this Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of laws provisions) of the State of New York.

     (i)  Waiver.  Any term or provision of this Agreement may be waived, or the
          -------
time for its performance may be extended, by the Party entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any Party, it is authorized in writing by an authorized representative of such Party. The failure of any Party hereto to enforce at

                                      11                           CONFIDENTIAL
any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any Party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach. Except as specifically provided otherwise, all remedies provided for in this Agreement shall be cumulative and in addition to and not in lieu of any other remedies available to any Party at law, in equity or otherwise.

     (j)  Severability.  Wherever possible, each provision hereof shall be
          -------------
interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

                                      12                           CONFIDENTIAL

     IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be signed and delivered by its duly authorized officer as of the date first written above.

                                 MONEYGRAM PAYMENT SYSTEMS, INC.

                                 By:
                                     -------------------------------

                                 Name:
                                      ------------------------------

                                 Title:
                                       -----------------------------


                                 INTEGRATED PAYMENTS SYSTEMS INC.

                                 By:
                                    --------------------------------

                                 Name:
                                      ------------------------------

                                 Title:
                                       -----------------------------

                                      13                           CONFIDENTIAL